Share warrant obligation (Tables)	12 Months Ended
Dec. 31, 2021
Share warrant obligations
Schedule of fair value of warrants

	August 27,	December 31,
	2021	2021
Warrant price (US$)[2]	0.93	0.77

[2] Volume-weighted average price as at August 27, 2021, source: Bloomberg. The fair value of the warrant determined using Monte-Carlo simulation as at December 31, 2021.

Key assumptions of the model:

	August 27, 2021	December 31, 2021
Risk free rate	forward USD overnight index swap (OIS) rates (curve 42)	forward USD overnight index swap (OIS) rates (curve 42)
Volatility	forward implied volatility rates based on volatilities of publicly traded peers	forward implied volatility rates based on volatilities of publicly traded peers
Starting share price	10.67	8.06
Expected warrant life (years)	5.0	4.7

Schedule of warrant obligations

		Private
	Public Warrants	Warrants	Total
Balance at August 27, 2021	12,606	19,503	32,109
Fair value adjustment	(2,234)	(7,846)	(10,080)
Balance at December 31, 2021	10,372	11,657	22,029